EXHIBIT 10.1

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of October 27, 2023, is among COMSTOCK RESOURCES, INC. (the “Borrower”), the Lenders (as defined below) party hereto, and WELLS FARGO BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”).

PRELIMINARY STATEMENT

A.
The Borrower, the Administrative Agent, certain banks and other financial institutions, as lenders (the “Lenders” and each a “Lender”), and certain other parties have entered into that certain Second Amended and Restated Credit Agreement dated as of November 15, 2022 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”; and the Existing Credit Agreement as amended by this Amendment, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.
B.
The Borrower, the Administrative Agent and the Lenders party hereto desire to enter into this amendment to, among other things, (i) amend the Existing Credit Agreement as set forth in Section 2 hereof and (ii) evidence the reaffirmation of the Borrowing Base at $2,000,000,000 as set forth in Section 3 hereof.

NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein and other good and valuable consideration, the parties agree as follows:

Section 1.
Definitions. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning assigned to such term in the Credit Agreement.
Section 2.
Amendments to the Existing Credit Agreement.
(a)
Section 1.1 of the Existing Credit Agreement is hereby amended to add in appropriate alphabetical order the following definitions which shall read in their entirety as follows:

“First Amendment” means that certain First Amendment to Second Amended and Restated Credit Agreement, dated as of the First Amendment Effective Date, among the Borrower, the Guarantors party thereto, the Administrative Agent and the Lenders party thereto.

“First Amendment Effective Date” means October 27, 2023.

“Midstream Assets” means all gathering systems and pipeline systems and all equipment, processing, separating, compressor, treatment, storage, transportation, extraction, exchange or manufacturing facilities or other similar facilities related thereto, all natural gas, all liquid product and other storage tanks, liquid product truck loading terminals and any other assets used in connection with, and contracts, permits and other rights in respect of, in each case, the gathering, treating, transporting, handling, filtering, recycling, storing or processing of Hydrocarbons, carbon dioxide and/or water.

“PGT” means Pinnacle Gas Treating LLC, a Texas limited liability company.

“PGS” means Pinnacle Gas Services LLC, a Delaware limited liability company.

“Pinnacle Midstream Assets” means the Midstream Assets located in Robertson, Leon, Freestone, Anderson and Limestone counties in Texas and owned by PGT as of the First Amendment Effective Date. For the avoidance of doubt, “Pinnacle Midstream Assets” does not include any Oil and Gas Properties to which Proved Reserves are attributable.

“Specified PGT Contribution” means the contribution by Comstock Gas Services LLC of 100% of the Equity Interests of PGT to PGS.

(b)
The definition of “Loan Documents” contained in Section 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Loan Documents” means this Agreement, the Notes, the Fee Letter, the Letter of Credit Agreements, the Letters of Credit, the Security Instruments, the First Amendment, and any other document identified as a “Loan Document” delivered in connection with this Agreement from time to time, in each case, as the same may be amended, modified, supplemented or restated from time to time.

(c)
Section 8.01(a) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a) Annual Financial Statements. Within ninety (90) days after the end of each fiscal year of the Borrower, commencing with the fiscal year ending December 31, 2022, the audited consolidated balance sheets of the Borrower and its Consolidated Subsidiaries as at the end of such fiscal year and related statements of operations, and cash flows as of the end of and for such year, setting forth, in comparative form the figures for the previous fiscal year, by independent public accountants of recognized national standing reasonably acceptable to the Administrative Agent (without any qualification or exception which (x) is of a “going concern” or similar nature, or (y) relates to the limited scope of examination of matters relevant to such financial statement (other than in the case of clauses (x) and (y), resulting from (1) the impending maturity of the Indebtedness hereunder or (ii) any prospective breach of any financial covenant)) to the effect that such consolidated financial statements present fairly, in all material respects, the financial position and results of operations of the Borrower and its Consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied (except for changes in accounting principles and changes in accounting estimates required by GAAP and disclosed to the Administrative Agent in writing or otherwise disclosed in the footnotes to the financial statements).

(d)
Section 8.01(b) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

(b) Quarterly Financial Statements. Within forty five (45) days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, commencing with the fiscal quarter ending September 30, 2022, the consolidated balance sheets of the Borrower and its Consolidated Subsidiaries and related statements of operations, stockholders’ equity and cash flows, in each case, as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth, in each case, in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly, in all material respects, the financial position and results of operations of the Borrower and its Consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied (except for changes in accounting principles and changes in accounting estimates required by GAAP), subject to normal year-end adjustments and the absence of footnotes.

(e)
Section 8.01(c) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

(c) Certificate of Financial Officer – Compliance. Concurrently with any delivery of financial statements under Section 8.01(a) or Section 8.01(b), (i) a certificate of a Financial Officer in substantially the form of Exhibit B hereto (A) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (B) setting forth reasonably detailed calculations demonstrating compliance with Section 9.01 and (C) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 7.04(a) and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate; provided that the Borrower shall not be required to restate or recast any financial statement unless required by GAAP and (ii) separate consolidating schedules or spreadsheets reflecting the balance sheet information, income and cash flows of the Unrestricted Subsidiaries and reconciling such information to the financial statements described above, in such form as would be presentable to the auditors of the Borrower and otherwise in form and detail reasonably satisfactory to the Administrative Agent.

(f)
Section 8.01 of the Existing Credit Agreement is hereby amended by adding a new subsection (w) to read in its entirety as follows:

(w) (i) Not later than five (5) Business Days (or such later date as the Administrative Agent may agree in its sole discretion) prior to the consummation of the Specified PGT Contribution, substantially final drafts of (A) all organizational documents and other material agreements related to the Specified PGT Contribution and (B) all contracts and agreements to be entered into between PGT or PGS, on the one hand, and the Borrower or any of its Restricted Subsidiaries on the other hand, on or about the date the Specified PGT Contribution is consummated, (ii) not later than one (1) Business Day (or such later date as the Administrative Agent may agree in its sole discretion) after the consummation of the Specified PGT Contribution, executed copies of the agreements referred to in the foregoing clause (i) and (iii) if PGT ceases to be a Subsidiary of the Borrower on or after the First Amendment Effective Date, not later than one (1) Business Day (or such later date as the Administrative Agent may agree in its sole discretion) after PGT subsequently becomes a Subsidiary of the Borrower, written notice thereof.

(g)
Section 9.05(e) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

(e) (i) Dispositions constituting an Investment permitted under Section 9.06, including the Specified PGT Contribution, and (ii) Dispositions among the Borrower and the Guarantors that are Wholly Owned Subsidiaries; provided that both before and after giving effect to such Disposition, the Borrower and the Restricted Subsidiaries are in compliance with Section 8.14(c) as of the date of such Disposition without giving effect to the 30‑day grace period specified in such Section;

(h)
Section 9.06 of the Existing Credit Agreement is hereby amended by (i) deleting “and” at the end of clause (k), (ii) adding “and” at the end of clause (l) and (iii) adding the following new clause (m) immediately after clause (l) to read in its entirety as follows:

(m) the Specified PGT Contribution so long as (i) at the time of, and immediately after giving pro forma effect thereto, (A) PGT owns no assets other than the Pinnacle Midstream Assets and (B) no Event of Default or Borrowing Base Deficiency would exist and (ii) if PGT would be a Subsidiary of the Borrower immediately after the consummation of the Specified PGT Contribution, concurrently with the consummation thereof, PGT has been designated as an Unrestricted Subsidiary (A) under this Agreement in accordance with Section 9.23 and (B) under the Senior Notes Documents in accordance with the terms thereof;

(i)
The proviso at the end of Section 9.06 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

provided (i) that any Investment that when made complies with the requirements of the definition of the term “Cash Equivalent Investment” may continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements; (ii) notwithstanding anything in this Section 9.06 or elsewhere in this Agreement to the contrary, no Investment shall be permitted in any venture or in any Unrestricted Subsidiary, unless, (x) such Investment (other than the

Specified PGT Contribution) does not include the Disposition of any Collateral (other than cash or Cash Equivalent Investments), and (y) immediately after giving effect to any such Investment, the sum of the borrowing availability under this Agreement plus unrestricted cash and Cash Equivalent Investments of the Borrower and its Restricted Subsidiaries is equal to or greater than fifty percent (50%) of the Aggregate Elected Commitment Amounts, (iii) Investment in the Borrower (or any direct or indirect parent thereof) through redemptions, purchases, acquisitions or other retirements of Equity Interests in the Borrower (or any direct or indirect parent thereof) shall only be permitted to the extent constituting a Restricted Payment permitted by Section 9.08, and (iv) any Investment constituting a Disposition of Properties included in the Borrowing Base or Equity Interests in a Restricted Subsidiary owning Property included in the Borrowing Base shall be subject to Section 9.05(d).

(j)
The first sentence of Section 9.23(b) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

(b) The Borrower may designate by prior written notice thereof to the Administrative Agent, any Restricted Subsidiary, including a newly formed or newly acquired Subsidiary, as an Unrestricted Subsidiary if (i) immediately prior, and after giving effect, to such designation (including any resulting adjustment to the Borrowing Base in accordance with Sections 9.05(d) and 3.04(c)(ii)), (A) the representations and warranties of each Loan Party contained in each of the Loan Documents are true and correct in all material respects (without duplication of any materiality qualification applicable thereto) on and as of such date as if made on and as of the date of such redesignation (or, if stated to have been made expressly as of an earlier date, were true and correct in all material respects (without duplication of any materiality qualification applicable thereto) as of such date), (B) no Event of Default exists or would exist (and the Borrower shall be in compliance, on a pro forma basis, with the covenants set forth in Section 9.01 and, as a condition precedent to the effectiveness of any such designation, the Borrower shall deliver to the Administrative Agent a certificate setting forth in reasonable detail the calculations demonstrating such compliance on a pro forma basis and certifying as to the satisfaction of the other conditions set forth in this Section 9.23(b)), (C) such Subsidiary (1) is not a Material Subsidiary, (2) is not the owner or the operator, by contract or otherwise, of any Oil and Gas Properties included in the Borrowing Base, (3) does not provide gathering, transporting, processing, marketing or other midstream services in respect of the Oil and Gas Properties included in the Borrowing Base and (4) is not a guarantor, “restricted subsidiary” or the primary obligor with respect to any Debt, liabilities or other obligations under any Permitted Debt, the Senior Notes or the Preferred Stock (or any Permitted Refinancing Debt thereof); provided that the foregoing subclauses (C)(1), (C)(2) (solely with respect to the Pinnacle Midstream Assets and not, for the avoidance of doubt, with respect to any Oil and Gas Properties to which oil and gas reserves (including Proved Reserves) are attributable) and (C)(3) shall not apply to the initial designation of PGT or PGS as an Unrestricted Subsidiary in connection with the Specified PGT Contribution; and (D) no Borrowing Base Deficiency would exist; and (ii) the

Investment deemed to be made in such Subsidiary (and its subsidiaries) pursuant to the next sentence would be permitted to be made at the time of such designation under Section 9.06.

Section 3.
Borrowing Base Redetermination. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Administrative Agent and the Lenders constituting at least the Required Lenders hereby agree that, effective as of the First Amendment Effective Date, the Borrowing Base shall be reaffirmed at $2,000,000,000, and the Borrowing Base shall remain at $2,000,000,000 until the next Scheduled Redetermination, Interim Redetermination or other adjustment of the Borrowing Base thereafter, whichever occurs first pursuant to the terms of the Credit Agreement. The Borrower and the Lenders constituting at least the Required Lenders acknowledge that (a) the redetermination of the Borrowing Base provided for in this Section 3 shall constitute the Scheduled Redetermination of the Borrowing Base that was scheduled to occur on or about October 1, 2023 for purposes of Section 2.07 of the Credit Agreement and (b) this Amendment constitutes a New Borrowing Base Notice for purposes of Section 2.07(d) of the Credit Agreement with respect to the Borrowing Base redetermination provided for in this Section 3.
Section 4.
Ratification. The Borrower, for itself and the other Loan Parties, hereby ratifies and confirms all of the Obligations under the Credit Agreement (as amended hereby) and the other Loan Documents, and in particular, affirms that the terms of the Security Documents secure, and will continue to secure, all Obligations after giving effect to this Amendment.
Section 5.
Effectiveness. This Amendment shall become effective upon the first date on which all of the conditions set forth in this Section 5 are satisfied (the “First Amendment Effective Date”):
(a)
the Administrative Agent shall have received executed counterpart signature pages to this Amendment from the Borrower, the Administrative Agent and Lenders comprising at least the Required Lenders; and
(b)
the Borrower shall have confirmed and acknowledged to the Administrative Agent and the Lenders, and by its execution and delivery of this Amendment, the Borrower does hereby confirm and acknowledge to the Administrative Agent and the Lenders, that (i) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Borrower and each other Loan Party; (ii) the Credit Agreement (as amended hereby) and each other Loan Document constitute valid and legally binding agreements enforceable against the Borrower and each other Loan Party that is a party thereto in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity; (iii) the representations and warranties by the Borrower and each other Loan Party contained in the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof as though made as of the date hereof; and (iv) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents.

Section 6.
Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
Section 7.
Miscellaneous. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Credit Agreement, and each reference in each other Loan Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended or otherwise modified by this Amendment; (b) the execution, delivery and effectiveness of this Amendment shall not, operate as a waiver of any default of the Borrower or any other Loan Party or any right, power or remedy of the Administrative Agent or the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents and except as otherwise modified by the terms hereof, the Credit Agreement and such other Loan Documents shall remain in full force and effect; (c) this Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement; and (d) delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement.
Section 8.
Final Agreement. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, INCLUDING THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed by its officer(s) thereunto duly authorized as of the date first above written.

BORROWER:

COMSTOCK RESOURCES, INC.,
a Nevada corporation

By: /s/ Roland O. Burns

Name: Roland O. Burns

Title: President and Chief Financial Officer

ADMINISTRATIVE AGENT AND LENDERS:

WELLS FARGO BANK, N.A., as Administrative Agent, an Issuing Bank and a Lender

By: /s/ Jonathan Herrick

Name: Jonathan Herrick

Title: Managing Director

BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Christopher Baethge

Name: Christopher Baethge

Title: Vice President

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By: /s/ David Lee Garza

Name: David Lee Garza

Title: Vice President

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Thomas Kleiderer

Name: Thomas Kleiderer

Title: Managing Director

Mizuho Bank, Ltd.,
as a Lender

By: /s/ Edward Sacks

Name: Edward Sacks

Title: Executive Director

REGIONS BANK,
as a Lender

By: /s/ Cody Chance

Name: Cody Chance

Title: Managing Director

TRUIST BANK,
as a Lender

By: /s/ Farhan Iqbal

Name: Farhan Iqbal

Title: Director

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ Eric Appel

Name: Eric Appel

Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Robert Downey

Name: Robert Downey

Title: Vice President

CITIZENS BANK, N.A.,
as a Lender

By: /s/ Cameron Spence

Name: Cameron Spence

Title: Vice President

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,
as a Lender

By: /s/ Jacob W. Lewis

Name: Jacob W. Lewis

Title: Authorized Signatory

By: /s/ Donovan C. Broussard

Name: Donovan C. Broussard

Title: Authorized Signatory

CITIBANK, N.A.,
as a Lender

By: /s/ Jeff Ard

Name: Jeff Ard

Title: Vice President

BARCLAYS BANK PLC,
as a Lender

By: /s/ Sydney G. Dennis

Name: Sydney G. Dennis

Title: Director

FIRST-CITIZENS BANK & TRUST COMPANY,
as a Lender

By: /s/ Jodie Gildersleeve

Name: Jodie Gildersleeve

Title: Vice President

COMERICA BANK,
as a Lender

By: /s/ Cassandra Lucas

Name: Cassandra Lucas

Title: Vice President

GOLDMAN SACHS BANK USA,
as a Lender

By: /s/ Dan Martis

Name: Dan Martis

Title: Authorized Signatory

MORGAN STANLEY SENIOR FUNDING, INC.,
as a Lender

By: /s/ Aaron McLean

Name: Aaron McLean

Title: Vice President

ACKNOWLEDGMENT BY GUARANTORS

Each of the undersigned Guarantors hereby (i) consents to the terms and conditions of that certain First Amendment to Second Amended and Restated Credit Agreement dated effective as of [_], 2023 (the “Amendment”), (ii) acknowledges and agrees that its consent is not required for the effectiveness of the Amendment, (iii) ratifies and acknowledges its respective Obligations under each Loan Document to which it is a party and affirms that the terms of the Guaranty Agreement guarantees, and will continue to guarantee, the Obligations, after giving effect to the Amendment, and (iv) represents and warrants that (a) no Default or Event of Default has occurred and is continuing, (b) it is in full compliance with all covenants and agreements pertaining to it in the Loan Documents, and (c) it has reviewed a copy of the Amendment.

COMSTOCK OIL & GAS, LLC

By Comstock Resources, Inc., its sole member

By: /s/ Roland O. Burns

Name: Roland O. Burns

Title: President

COMSTOCK OIL & GAS – LOUISIANA HOLDINGS, LLC

By Comstock Oil & Gas, LLC, its sole member

By Comstock Resources, Inc., its sole member

By: /s/ Roland O. Burns__________________

Name: Roland O. Burns

Title: President

COMSTOCK OIL & GAS – LOUISIANA, LLC

By: /s/ Roland O. Burns___________________

Name: Roland O. Burns

Title: Manager

By: /s/ M. Jay Allison_____________________

Name: M. Jay Allison

Title: Manager

COMSTOCK GAS SERVICES LLC

By: /s/ Roland O. Burns______________________

Name: Roland O. Burns

Title: President

PINNACLE GAS TREATING LLC

By Comstock Gas Services LLC, its sole member

By: /s/ Roland O. Burns

Name: Roland O. Burns

Title: President